                                                                   Exhibit 99.04


                      EMPLOYEE BENEFITS & OTHER EMPLOYMENT
                          MATTERS ALLOCATION AGREEMENT

                               TABLE OF CONTENTS


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                                                                            ----
ARTICLE I      DEFINITIONS.................................................... 1

     Section 1.01   Definitions............................................... 1

          Aggregate Spread.................................................... 1
          Choice Business..................................................... 2
          Choice Individual................................................... 2
          Code................................................................ 2
          Collective Bargaining Agreement..................................... 2
          Commission.......................................................... 2
          Common Stock........................................................ 2
                 (i)    Employer Common Stock................................. 2
                 (ii)   Sunburst Common Stock................................. 2
                 (iii)  Choice Common Stock................................... 2
          Company Matching Contribution....................................... 2
          Conversion Award.................................................... 2
          Current Plan Year................................................... 3
          Cut-off Date........................................................ 3
          Distribution Agreement.............................................. 3
          Distribution Date................................................... 3
          Employee............................................................ 3
                 (i)    Choice Employee....................................... 3
                 (ii)   Terminee.............................................. 3
                 (iii)  Retained Employee..................................... 3
          ERISA............................................................... 3
          HMO................................................................. 3
          IRS................................................................. 3
          Plan................................................................ 3
          Post-Conversion Stock Price......................................... 4
          Prior Plan Year..................................................... 4
          Profit Sharing Plan................................................. 4
                 (i)    Sunburst Hospitality Corporation
                        Retirement Savings and Investment Plan................ 4
                 (ii)   Choice Hotels International, Inc.
                        Retirement Savings and Investment Plan................ 4
                        Qualified Beneficiary................................. 4
          Qualified Beneficiary............................................... 4
                 (i)    Sunburst Qualified Beneficiary........................ 4
                 (ii)   Choice Qualified Beneficiary.......................... 4
          Retained Individual................................................. 5
          Service Credit...................................................... 5
          Subsidiary.......................................................... 5
                 (i)    Choice Subsidiary..................................... 5
                 (ii)   Retained Subsidiary................................... 5
          Sunburst............................................................ 5
          Sunburst Closing Stock Price........................................ 5
          Sunburst Medical Plan............................................... 5

                                      (i)


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          Sunburst Stock Option............................................... 5
          Welfare Plans....................................................... 5

     Section 1.02   Other Terms............................................... 6
     Section 1.03   Certain Constructions..................................... 6
     Section 1.04   Schedules, Sections....................................... 6
     Section 1.05   Survival.................................................. 6

ARTICLE II     EMPLOYEE BENEFITS.............................................. 6

     Section 2.01   Employment................................................ 6

          (a)  Allocation of Responsibilities on Distribution Date............ 6
          (b)  Service Credits................................................ 6
          (c)  Funding Payment by Choice to Sunburst.......................... 7

     Section 2.02   Profit Sharing Plans...................................... 7

          (a)  Sunburst Hospitality Corporation Retirement
               Savings and Investment Plan.................................... 7
          (b)  Sunburst Hospitality Corporation Nonqualified
               Retirement Savings and Investment Plan........................ 10

     Section 2.03   Retirement Plans......................................... 12

          (a)  Sunburst Hospitality Corporation Supplemental
               Executive Retirement Plan..................................... 12
          (b)  Sunburst Hospitality Corporation Deferred
               Compensation Plan............................................. 14

     Section 2.04   Comprehensive Stock Plans................................ 16

               (a)  Sunburst Hospitality Corporation Non-Employee
                    Director Stock Option and Deferred
                    Compensation Stock Purchase Plan......................... 16
               (b)  Sunburst Hospitality Corporation Non-Employee
                    Director Stock Compensation Plan......................... 17
               (c)  Sunburst Stock Option Plans.............................. 17
               (d)  Sunburst Hospitality Corporation Employee
                    Stock Purchase Plan...................................... 18
               (e)  Effect of the Distribution on Awards Made
                    Prior to the Cut-off Date................................ 18
               (f)  Effect of Post-Distribution Transfer on
                    Conversion Awards........................................ 21

     Section 2.05   Existing Sunburst Stock Purchase Plan.................... 21

                                     (ii)

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     Section 2.06   Sunburst Welfare Plans and Short-Term
                    Disability Plan.......................................... 22

               (a)  Liability for Claims..................................... 22
               (b)  Continuation Coverage Administration..................... 22
               (c)  Continuation Coverage Claims............................. 23
               (d)  Continuation of Sponsorship of Sunburst Welfare Plans.... 23
               (e)  Welfare Plan Payments by Choice to
                    Sunburst................................................. 23
               (f)  Continuation of Sponsorship of Sunburst
                    Hospitality Corporation Short-Term
                    Disability Plan.......................................... 24

     Section 2.07   Choice Welfare Plans and Short-Term
                    Disability Plan.......................................... 24

               (a)  Establishment of Choice Welfare Plans.................... 24
               (b)  Liability for Claims..................................... 24
               (c)  Continuation Coverage Administration..................... 24
               (d)  Continuation Coverage Claims............................. 25
               (e)  Establishment of Choice Hotels International,
                    Inc. Short-Term Disability Plan.......................... 25

     Section 2.08   Vacation Pay and Sick Leave Liabilities.................. 25

               (a)  Division of Liabilities.................................. 25
               (b)  Post-Distribution Transfers.............................. 26

     Section 2.09   Employee Discounts....................................... 26
     Section 2.10   Preservation of Right To Amend or
                    Terminate Plans.......................................... 26
     Section 2.11   Reimbursement............................................ 27
     Section 2.12   Payroll Reporting and Withholding........................ 27

               (a)  Form W-2 Reporting....................................... 27
               (b)  Forms W-4 and W-5........................................ 27
               (c)  Garnishments, Tax Levies, Child Support
                    Orders, and Wage Assignments............................. 28
               (d)  Authorizations for Payroll Deductions.................... 28

ARTICLE III    LABOR AND EMPLOYMENT MATTERS.................................. 28

     Section 3.01   Separate Employers....................................... 28
     Section 3.02   Employment Policies and Practices........................ 28
     Section 3.03   Collective Bargaining Agreements......................... 29
     Section 3.04   Claims................................................... 29

               (a)  Scope.................................................... 29
               (b)  Employment-Related Claims................................ 29

                                     (iii)

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               (c)  Obligation to Indemnify.................................. 29
               (d)  Pre-Distribution Claims.................................. 30
               (e)  Distribution and Other Joint Liability
                    Claims .................................................. 30
               (f)  Post-Distribution Employment-Related
                    Claims .................................................. 30

     Section 3.05   Funding of Union Plans................................... 30
     Section 3.06   Notice of Claims......................................... 31
     Section 3.07   Assumption of Unemployment Tax Rates..................... 31
     Section 3.08   Intercompany Service Charge.............................. 31
     Section 3.09   WARN Claims.............................................. 31
     Section 3.10   Employees on Leave of Absence............................ 31
     Section 3.11   No Third Party Beneficiary Rights........................ 32
     Section 3.12   Attorney-Client Privilege................................ 32

ARTICLE IV     DEFAULT....................................................... 32

     Section 4.01   Default.................................................. 32
     Section 4.02   Force Majeure............................................ 32

ARTICLE V      MISCELLANEOUS................................................. 32

     Section 5.01   Relationship of Parties.................................. 32
     Section 5.02   Access to Information; Cooperation....................... 32
     Section 5.03   Assignment............................................... 33
     Section 5.04   Headings................................................. 33
     Section 5.05   Severability of Provisions............................... 33
     Section 5.06   Parties Bound............................................ 33
     Section 5.07   Notices.................................................. 33
     Section 5.08   Further Action........................................... 34
     Section 5.09   Waiver................................................... 34
     Section 5.10   Governing Law............................................ 34
     Section 5.11   Consent to Jurisdiction.................................. 34
     Section 5.12   Entire Agreement......................................... 34
     Section 5.13   Commercially Reasonable Terms and
                    Conditions............................................... 34

                                     (iv)

                 EMPLOYEE BENEFITS & OTHER EMPLOYMENT MATTERS
                 --------------------------------------------
                             ALLOCATION AGREEMENT
                             --------------------


     THIS EMPLOYEE BENEFITS & OTHER EMPLOYMENT MATTERS ALLOCATION AGREEMENT ("Agreement") is made and entered into as of October 15, 1997, by and between CHOICE HOTELS FRANCHISING INC. (to be renamed Choice Hotels International, Inc.), a Delaware corporation ("Choice"), and CHOICE HOTELS INTERNATIONAL, INC. (to be renamed Sunburst Hospitality Corporation), a Delaware corporation ("Sunburst").


                                R E C I T A L S

     WHEREAS, pursuant to a Distribution Agreement (the "Distribution Agreement") dated as of October 15, 1997, as implemented in documents executed or delivered by Choice and Sunburst in connection with the closing thereunder, Choice and Sunburst have agreed to enter into an Employee Benefits & Other Employment Matters Allocation Agreement with the terms and conditions set forth herein pursuant to which Choice and Sunburst will each assume certain liabilities and obligations, each generally with respect to its own employees, to adopt or continue certain employee benefit, stock and retirement plans and programs substantially equivalent to those provided by Sunburst on the Distribution Date.

     WHEREAS, for purposes of convenience of description, the various employee benefit and retirement plans and programs maintained by Sunburst will be referenced herein under a new name, which identifies the program as being sponsored by Sunburst Hospitality Corporation, rather than the original name of Choice Hotels International, Inc., and any program to be established by Choice after the spinoff will be identified by reference to the name Choice Hotels International, Inc.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sunburst and Choice agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

      Section 1.01  Definitions.  As used in this Agreement, the following terms
                    -----------
shall have the meanings indicated below:

           Aggregate Spread:  the difference between the exercise price of a
           ----------------
Sunburst Stock Option and the aggregate Post-Conversion Stock Price, multiplied by the number of shares covered by such Sunburst Stock Option remaining unexercised on the Cut-off Date.

           Choice:  Choice Hotels Franchising, Inc. (to be renamed Choice Hotels
           ------
International, Inc.), a Delaware corporation.

           Choice Business:  any business or operation of Sunburst or its
           ---------------
Subsidiaries which is, pursuant to the Distribution Agreement, to be conducted, following the Distribution Date, by Choice or any Choice Subsidiary.

           Choice Individual:  any individual who (i) is a Choice Employee, or
           -----------------
(ii) is a beneficiary of any individual specified in clause (i).

           Code:  the Internal Revenue Code of 1986, as amended, or any
           ----
successor legislation.

           Collective Bargaining Agreement:  any collective bargaining agreement
           -------------------------------
or other labor agreement to which Sunburst or any of its subsidiaries or affiliates was a party on or before the Cut-off Date.

           Commission:  the Securities and Exchange Commission.
           ----------

           Common Stock:  the common stock of Sunburst or Choice, as more
           ------------
specifically described below:

                 (i)   Employer Common Stock:  Sunburst Common Stock in the case
                       ---------------------
of Retained Employees and Choice Common Stock in the case of Choice Employees;
or

                (ii)   Sunburst Common Stock:  the common stock, par value $0.01
                       ---------------------
per share, of Sunburst after the Distribution Date; or

               (iii)   Choice Common Stock:  the common stock, par value $0.01
                       -------------------
per share, of Choice after the Distribution Date.

           Company Matching Contribution:  the Company Matching Contribution of
           -----------------------------
Sunburst under the Sunburst Hospitality Corporation Retirement Savings and Investment Plan (as provided in the Sunburst Retirement Savings and Investment Plan document) and the Sunburst Hospitality Corporation Nonqualified Retirement Savings and Investment Plan, each as may be supplemented in the sole and absolute discretion of the Sunburst Board of Directors.

           Conversion Award:  an award of Common Stock or of an option to
           ----------------
acquire Common Stock made to a Choice Individual or a Retained Individual to reflect the effect of the Distribution on awards of Sunburst Common Stock or Sunburst Stock Options held on the Cut-off Date, in accordance with Section 2.04.

           Current Plan Year:  the plan year or fiscal year, to the extent
           -----------------
applicable with respect to any Plan, during which the Distribution occurs.

           Cut-off Date:  the date immediately preceding the Distribution Date.
           ------------

           Distribution Agreement:  the agreement described in the first
           ----------------------
recital of this Agreement.

           Distribution Date:  the date on which the Distribution occurs.
           -----------------

           Employee:  an individual who on the Distribution Date, is identified
           --------
as being in any of the following categories:

                 (i)   Choice Employee:  any individual who is an Employee of
                       ---------------
Choice or any Choice Subsidiary on the Distribution Date; or

                (ii)   Terminee:  any individual formerly employed by Sunburst
                       --------
or any Subsidiary of Sunburst who terminated such employment prior to the Distribution Date, including but not limited to any Sunburst employee who has retired prior to the Distribution Date; or

               (iii)   Retained Employee:  any individual who remains an
                       -----------------
Employee of Sunburst or any Retained Subsidiary on the Distribution Date.

           ERISA:  the Employee Retirement Income Security Act of 1974, as
           -----
amended, or any successor legislation.

           HMO:  any health maintenance organization organized under 42 U.S.C.
           ---
(S)300a-9, or a state health maintenance organization statute that provides medical services for Retained Individuals or Choice Individuals under any Plan.

           IRS:  the Internal Revenue Service.
           ---

           Manor Care:  Manor Care, Inc., a Delaware corporation.
           ----------

           Plan:  any plan, policy, arrangement, contract or agreement providing
           ----
compensation benefits for any group of Employees or former employees or any individual Employee or former employee, or the dependents or beneficiaries of any such Employee or former Employee, whether formal or informal or written or unwritten, and including, without limitation, any means, whether or not legally required, pursuant to which any benefit is provided by an employer to any Employee or former employee or the beneficiaries of any such Employee or former employee. The term "Plan" as used in this Agreement does not include any contract, agreement or understanding entered into by Sunburst prior to the Distribution Date or by Sunburst or Choice after the Distribution Date relating to settlement of actual or potential employee related litigation claims.

           Post-Conversion Stock Price:  the per share price of Choice Common
           ---------------------------
Stock or Sunburst Common Stock on the first day of independent trading following the Distribution Date, based on the closing price of Sunburst Common Stock and Choice Common Stock on the New York Stock Exchange on such date.

           Prior Plan Year:  a plan year or fiscal year or portion thereof, to
           ---------------
the extent applicable with respect to any Plan, ending on or prior to the Cut-off Date.

           Profit Sharing Plan:  a salary reduction contribution plan maintained
           -------------------
pursuant to Sections 401(a) and 401(k) of the Code for Employees and their beneficiaries, as specifically identified using one of the categories described below:

                 (i)   Sunburst Hospitality Corporation Retirement Savings and
                       -------------------------------------------------------
Investment Plan:  the Sunburst Hospitality Corporation Retirement Savings and
---------------
Investment Plan and Trust as in effect on the Distribution Date; or

                (ii)   Choice Hotels International, Inc. Retirement Savings and
                       --------------------------------------------------------
Investment Plan:  the Choice Hotels International, Inc. Retirement Savings and
---------------
Investment Plan and Trust as in effect on the Distribution Date.

           Qualified Beneficiary:  an individual (or dependent thereof) who
           ---------------------
either (1) experiences a "qualified event" (as that term is defined in Code
Section 4980B(f)(3) and ERISA Section 603) while a participant in any Welfare Plan, or (2) becomes a "qualified beneficiary" (as that term is defined in Code
Section 4980B(g)(1) and ERISA 607(3)) under any Welfare Plan, and who is included in any one of the following categories:

                 (i)   Sunburst Qualified Beneficiary: any Retained Employee (or
                       ------------------------------
dependent thereof) who becomes a Qualified Beneficiary on or after the Distribution Date under any Sunburst Welfare Plan; or any Retained Employee (or dependent thereof) who, on or before the Cut-off Date, was a Qualified Beneficiary under any Sunburst Welfare Plan.

                (ii)   Choice Qualified Beneficiary:  Any Choice
                       ----------------------------
Employee (or dependent thereof) who becomes a Qualified Beneficiary on or after the Distribution Date but before January 1, 1998 under any Sunburst Welfare Plan; or any individual (or dependent thereof) who, on or before the Cut-off Date, was a Qualified Beneficiary under any Sunburst Welfare Plan and who became a Choice Employee after the Distribution Date.

           Retained Business:  any business or operation of Sunburst or its
           -----------------
Subsidiaries which is, pursuant to the Distribution Agreement, to be conducted, following the Distribution Date, by Sunburst or any Retained Subsidiary.

           Retained Individual:  any individual who (i) is a Retained Employee,
           -------------------
or (ii) is a beneficiary of any individual described in clause (i).

           Service Credit:  the period taken into account under any Plan for
           --------------
purposes of determining length of service to satisfy eligibility, vesting, benefit accrual and similar requirements under such Plan.

           Subsidiary:  any corporation, a majority of whose capital stock with
           ----------
voting power, under ordinary circumstances, to elect directors is, at the date of determination, directly or indirectly owned by any person as to which a determination of subsidiary status is to be made, including each of the following categories:

                 (i)   Choice Subsidiary:  all subsidiaries of Choice as of the
                       -----------------
Distribution Date; or

                (ii)   Retained Subsidiary:  any subsidiary of Sunburst, except
                       -------------------
Choice and the Choice Subsidiaries.

           Sunburst:  Choice Hotels International, Inc. (to be renamed Sunburst
           --------
Hospitality Corporation), a Delaware corporation.

           Sunburst Closing Stock Price:  the New York Stock Exchange closing
           ----------------------------
price per share for Sunburst Common Stock on the Distribution Date, trading regular way, with a due bill for the special dividend of Choice Common Stock to be made in connection with the Distribution.

           Sunburst Medical Plan:  any welfare plan maintained by Sunburst (or
           ---------------------
to which Sunburst makes contributions) which provides medical benefits, including medical benefits provided through an HMO, an indemnity program or a point of service program.

           Sunburst Stock Option:  an option to purchase Sunburst Common Stock
           ---------------------
pursuant to an option granted under the Sunburst Hospitality Corporation Non-Employee Director Stock Option and Deferred Compensation Stock Purchase Plan or the Sunburst Hospitality Corporation Long Term Incentive Plan.

           Welfare Plans:  any welfare plan providing medical, dental, life,
           -------------
pre-paid legal services, accidental death & dismemberment, short-term disability benefits, or long-term disability benefits as set forth in Exhibit A. The term "Welfare Plan" does not include any salary continuation short-term disability program.

     Section 1.02   Other Terms.  Any capitalized terms used herein but not
                    -----------
defined herein shall have the meaning set forth in the Distribution Agreement.

     Section 1.03   Certain Constructions.  References to the singular in this
                    ---------------------
Agreement shall refer to the plural and vice-versa and references to the masculine shall refer to the feminine and vice-versa.

     Section 1.04   Schedules, Sections.  References to a "Schedule" are, unless
                    -------------------
otherwise specified, to one of the Schedules attached to this Agreement, and references to a "Section" are, unless otherwise specified, to one of the Sections of this Agreement.

     Section 1.05   Survival.  Obligations described in this Agreement shall
                    --------
remain in full force and effect and shall survive the Distribution Date.


                                  ARTICLE II

                               EMPLOYEE BENEFITS

     Section 2.01   Employment.
                    ----------

           (a)   Allocation of Responsibilities on Distribution Date.  On the
                 ---------------------------------------------------
Distribution Date, except to the extent retained or assumed by Sunburst under this Agreement or any other agreement relating to the Distribution, Choice shall retain or assume, as the case may be, responsibility as employer for the Choice Employees. On the Distribution Date, except to the extent retained or assumed by Choice under this Agreement or any other agreement relating to the Distribution, Sunburst shall retain or assume, as the case may be, responsibility as employer for the Retained Employees. The assumption or retention of responsibility as employer by Sunburst or Choice described in this Section 2.01 shall not, of itself, constitute a severance or a termination of employment under any Plan of severance maintained by Sunburst.

           (b)   Service Credits.  (i)  Distribution Date transfers.  In
                 ---------------        ---------------------------
connection with the Distribution and for purposes of determining Service Credits (but excluding accrual of benefits other than vacation leave and sick leave) under any Plans, Sunburst shall credit each Retained Employee and Choice shall credit each Choice Employee with such Employee's original hire date as reflected in the Sunburst payroll system records as of the Cut-off Date (including, if applicable, the original hire date with Manor
Care). Such hire date shall continue to be maintained as described herein for as long as the Employee does not terminate employment.

                (ii)   Post-Distribution Date terminations.  Subject to the
                       -----------------------------------
provisions of ERISA and to Section 2.08(b) (governing post-Distribution transfers through May 31, 1999), Choice may, in the case of Choice Employees, and Sunburst may, in the case of Retained Employees, each in its sole discretion, make such decisions as it deems appropriate with respect to determining Service Credits and vacation and sick leave balances for such Employees who terminate employment from the other company after the Distribution Date.

           (c)   Funding Payment by Choice to Sunburst.  Choice shall make a
                 -------------------------------------
payment to Sunburst in an amount equal to 1.9% of Choice's aggregate payroll for all Choice Employees with respect to the time period beginning on the Distribution Date and ending on December 31, 1997. Such payment shall be made to Sunburst on a monthly basis no more than ten (10) days after the end of each month ending after the Distribution Date through December 31, 1997. In consideration of receipt of such payments, Sunburst shall assume responsibility for the Company Matching Contribution attributable to the Current Plan Year under the Sunburst Hospitality Corporation Retirement Savings and Investment Plan, the Sunburst Hospitality Corporation Nonqualified Retirement Savings and Investment Plan, the Choice Hotels International, Inc. Retirement Savings and Investment Plan, and the Choice Hotels International, Inc. Nonqualified Retirement Savings and Investment Plan. It is also agreed that Choice will be responsible for any incremental costs associated with the establishment of the Choice Hotels International, Inc. Retirement Savings and Investment Plan and the Choice Hotels International, Inc. Nonqualified Retirement Savings and Investment Plan.

     Section 2.02   Profit Sharing Plans.
                    --------------------

           (a)   Sunburst Hospitality Corporation Retirement Savings and
                 -------------------------------------------------------
Investment Plan.
---------------

                 (i)   Continuation of Sponsorship of Sunburst Hospitality
                       ---------------------------------------------------
Corporation Retirement Savings and Investment Plan.  Effective as of the
--------------------------------------------------
Distribution Date, Sunburst shall continue sponsorship of the Sunburst Hospitality Corporation Retirement Savings and Investment Plan for all Retained Employees and Terminees. Participants in such Plan who are Retained Employees or Terminees shall have all Manor Care stock and Choice Common Stock credited to their accounts converted into cash and invested pursuant to the Participants' directions in other permitted investment vehicles or, absent such instructions, invested in a money market-type fund. Participants in such Plan who are Choice

Employees and who retain accounts in such Plan pending the establishment of the Choice Hotels International, Inc. Retirement Savings and Investment Plan shall have all Manor Care stock and Sunburst Common Stock credited to their accounts converted into cash and invested pursuant to the Participants' directions in other permitted investment vehicles or, absent such instructions, invested in a money market-type fund.

           (ii)  Establishment of Choice Hotels International, Inc. Retirement
                 -------------------------------------------------------------
Savings and Investment Plan.  On or before July 1, 1998, Choice shall take, or
---------------------------
cause to be taken, all action necessary and appropriate to establish and administer a new Plan named the Choice Hotels International, Inc. Retirement Savings and Investment Plan and Trust and to provide benefits thereunder after the date of the establishment of such Plan and Trust for all Choice Individuals who, immediately prior to the Distribution Date, were participants in or otherwise entitled to benefits under the Sunburst Hospitality Corporation Retirement Savings and Investment Sharing Plan. Sunburst will fund the Company Matching Contribution required with respect to the Current Plan Year in consideration for the payment by Choice of the Funding Payment described in
Section 2.01(c), above. The Choice Hotels International, Inc. Retirement Savings and Investment Plan shall be intended to qualify for tax-favored treatment under Sections 401(a) and 401(k) of the Code and to be in compliance with the requirements of ERISA.

           (iii) Transfer and Acceptance of Account Balances. As soon as
                 -------------------------------------------
practicable after the date of the establishment of the Choice Hotels International, Inc. Retirement Savings and Investment Plan, Sunburst shall cause the trustees of the Sunburst Hospitality Corporation Retirement Savings and Investment Plan to transfer to the trustee or other funding agent of the Choice Hotels International, Inc. Retirement Savings and Investment Plan the amounts (in cash, securities, other property or a combination thereof) representing the account balances of all Choice Individuals, said amounts to be established as account balances or accrued benefits of such individuals under the Choice Hotels International, Inc. Retirement Savings and Investment Plan. Each such transfer shall comply with Section 414(l) of the Code and the requirements of ERISA and the regulations promulgated thereunder. Choice agrees to cause the trustees or other funding agent of the Choice Hotels International, Inc. Retirement Savings and Investment Plan to accept the plan-to-plan transfer from the Sunburst Hospitality Corporation Retirement Savings and Investment Plan trustees, and to credit the accounts of such Choice Individuals under the Choice Hotels International, Inc. Retirement Savings and Investment Plan with amounts transferred on their behalf. Notwithstanding the foregoing, Sunburst and Choice agree that if, subsequent to such transfer of account balances to the Choice Hotels International, Inc. Retirement Savings and Investment Plan, a subsequent audit or other review establishes that additional funds should be transferred to the Choice Hotels International, Inc. Retirement Savings and Investment Plan from the Sunburst Hospitality Corporation Retirement Savings and Investment Plan or that funds should be returned from the Choice Hotels International, Inc. Retirement Savings and Investment Plan to the Sunburst Hospitality Corporation Retirement Savings and Investment Plan, both parties shall take all appropriate steps to effectuate the required transfer between the trusts maintained for such plans.

           (iv)  Sunburst to Provide Information.  Sunburst shall provide
                 -------------------------------
Choice, as soon as practicable after the date of the establishment of the Choice Hotels International, Inc. Retirement Savings and Investment Plan (with the cooperation of Choice to the extent that relevant information is in the possession of Choice or a Choice Subsidiary, and in accordance with Section 5.02), with a list of Choice Individuals who, to the best knowledge of Sunburst, were participants in or otherwise entitled to benefits under the Sunburst Hospitality Corporation Retirement Savings and Investment Plan on the Cut-off Date, together with a listing of each participant's Service Credits under such Plan and a listing of each account balance thereunder. Sunburst shall, as soon as practicable after the Distribution Date and in accordance with Section 5.02, provide Choice with such additional information in the possession of Sunburst or a Retained Subsidiary (and not already in the possession of Choice or a Choice Subsidiary) as may be reasonably requested by Choice and necessary for Choice or the Choice Subsidiary to establish and administer effectively the Choice Hotels International, Inc. Retirement Savings and Investment Plan.

           (v)   Regulatory Filings.  Choice and Sunburst shall, in connection
                 ------------------
with the plan-to-plan transfer described in Section 2.02(a)(iii), cooperate in making any and all appropriate filings required by the Commission or the IRS, or required under the Code or ERISA or any applicable securities laws and the regulations thereunder, and take all such action as may be necessary and appropriate to cause such plan-to-plan transfer to take place as soon as practicable after the date of the establishment of the Choice Hotels International, Inc. Retirement Savings and Investment Plan or otherwise when required by law. Further, Choice shall seek a favorable IRS determination letter that the Choice Hotels International, Inc. Retirement Savings and Investment Plan, as organized, satisfies all qualification requirements under Section 401(a) of the Code, and the transfers described in Section 2.02(a)(iii) shall take place as soon as practicable after the receipt of such favorable IRS determination letter. Notwithstanding the foregoing, such transfers may take place pending issuance of such favorable determination letter, upon receipt of an opinion of counsel for Choice reasonably satisfactory to Sunburst that the aforesaid Plan so qualifies, or that it can be made to so qualify by retroactive amendment, and that any such retroactive amendment shall not decrease the accrued benefit of any participant in such Plan. Sunburst agrees to provide to Choice's counsel such information in the possession of Sunburst or any Retained Subsidiary as may reasonably be requested by Choice's counsel in connection with the issuance of such opinion, in accordance with Section 5.02. Sunburst and Choice shall each make any necessary amendments on a retroactive basis to the Sunburst Hospitality Corporation Retirement Savings and Investment Plan or the Choice Hotels International, Inc. Retirement Savings and Investment Plan, respectively, as required by the IRS to issue the favorable determination letter described above.

           (b)   Sunburst Hospitality Corporation Nonqualified Retirement
                 --------------------------------------------------------
Savings and Investment Plan.
---------------------------

           (i)   Continuation of Sponsorship of Sunburst Hospitality Corporation
                 ---------------------------------------------------------------
Nonqualified Retirement Savings and Investment Plan.  On the Distribution Date,
---------------------------------------------------
Sunburst shall retain (or shall cause a Retained Subsidiary to assume) sole responsibility for all liabilities and obligations under the Sunburst Hospitality Corporation Nonqualified Retirement Savings and Investment Plan, including the obligation to make a Company Matching Contribution for Retained Employees and Choice Employees with respect to the Current Plan Year, and Choice shall have no liability or obligation with respect thereto, except to pay to Sunburst the Funding Payment described in Section 2.01(c), above. Participants in such Plan who are Retained Employees or Terminees shall have all Manor Care stock and Choice Common Stock credited to their accounts converted into cash and invested pursuant to the Participants' directions in other permitted investment vehicles or, absent such instructions, invested in a money market-type fund. Participants in such Plan who are Choice Employees and who retain accounts in such Plan pending the establishment of the Choice Hotels International, Inc. Nonqualified Retirement Savings and Investment Plan shall have all Manor Care stock and Sunburst Common Stock credited to their accounts converted into cash and invested pursuant to the Participants' directions in other permitted investment vehicles or, absent such instructions, invested in a money market-type fund.

           (ii)  Establishment of Choice Hotels International, Inc. Nonqualified
                 ---------------------------------------------------------------
Retirement Savings and Investment Plan.  On or before July 1, 1998, Choice shall
--------------------------------------
take, or cause to be taken, all action necessary and appropriate to establish and administer a new nonqualified retirement savings and investment plan named the Choice Hotels International, Inc. Nonqualified Retirement Savings and Investment Plan and to provide benefits thereunder after the date of the establishment of such Plan and Trust for all Choice Employees who immediately prior to the Distribution Date, were participants in or otherwise entitled to benefits under the

Sunburst Hospitality Corporation. Nonqualified Retirement Savings and Investment Plan. However, the obligation to make a Matching Company Contribution for Choice Employees with respect to the Current Plan Year shall be assumed by Sunburst in consideration of the payment by Choice of the Funding Payment described in
Section 2.01(c) above.

           (iii) Transfer and Acceptance of Account Balances. As soon as
                 -------------------------------------------
practicable after the date of the establishment of the Choice Hotels International, Inc. Nonqualified Retirement Savings and Investment Plan, Sunburst shall cause the trustee of the "rabbi" trust relating to the Sunburst Hospitality Corporation Nonqualified Retirement Savings and Investment Plan to transfer to a separate "rabbi" trust to be established by Choice with respect to the Choice Hotels International, Inc. Nonqualified Retirement Savings and Investment Plan the amounts (in cash, securities, other property or a combination thereof) representing the account balances of all Choice Individuals who had account balances in the "rabbi" trust relating to the Sunburst Hospitality Corporation Nonqualified Retirement Savings and Investment Plan on the Cut-off Date, said amounts to be established as account balances or accrued benefits of such individuals in the "rabbi" trust established with respect to the Choice Hotels International, Inc. Nonqualified Retirement Savings and Investment Plan. In addition, each Choice Individual for whom an account balance in the rabbi trust established on behalf of the Sunburst Hospitality Corporation Nonqualified Retirement Savings and Investment Plan is transferred to a rabbi trust established on behalf of the Choice Hotels International, Inc. Nonqualified Retirement Savings and Investment Plan shall be required to execute a waiver which acknowledges that all liabilities for benefits accrued under the Sunburst Hospitality Corporation Nonqualified Retirement Savings and Investment Plan through the date immediately preceding the date of the establishment of the Choice Hotels International, Inc. Nonqualified Retirement Savings and Investment Plan shall be assumed by Choice, except that Sunburst shall remain liable, for a period of thirty (30) months following the Distribution Date, for such benefits to the extent such amounts are not paid when due by Choice.

           (iv)  Sunburst to Provide Information.  Sunburst agrees to provide
                 -------------------------------
Choice (to the extent not already in Choice's possession), as soon as practicable after the date of the establishment of the Choice Hotels International, Inc. Nonqualified Retirement Savings and Investment Plan, with a list of Choice Individuals who were, to the best knowledge of Choice, participants in or otherwise entitled to benefits under the Sunburst Hospitality Corporation Nonqualified Retirement Savings and Investment Plan on the Cut-off Date, together with a listing of each participant's Service Credits under such Plan and a listing of each account balance thereunder. Sunburst shall, as soon as practicable after the Distribution Date, in accordance with Section
5.02 provide Choice with such additional information in the possession of Sunburst or a Retained Subsidiary and not already in the possession of Choice or a Choice Subsidiary as may reasonably be requested by Choice and necessary in order for Choice or a Choice Subsidiary to administer effectively the Choice Hotels International, Inc. Nonqualified Retirement Savings and Investment Plan.

           (v)      Benefit Guarantees.  On and after the Distribution Date, a
                    ------------------
Retained Employee's and Terminee's right, if any, to receive benefits under the Sunburst Hospitality Corporation Nonqualified Retirement Savings and Investment Plan shall be the responsibility of Sunburst. However, the payment of any benefits due under the Sunburst Hospitality Corporation Nonqualified Retirement Savings and Investment Plan for the first thirty (30) months following the Distribution Date shall be guaranteed by Choice, to the extent not otherwise paid by Sunburst. On and after the date of the establishment of the Choice Hotels International, Inc. Nonqualified Retirement Savings and Investment Plan, a Choice Individual's right to receive benefits under the Choice Hotels International, Inc. Nonqualified Retirement Savings and Investment Plan shall be the responsibility of Choice. However, the payment of any benefits due under the Choice Hotels International, Inc. Nonqualified Retirement Savings and Investment Plan which are attributable to the transferred accrued benefits earned under the Sunburst Hospitality Corporation Nonqualified Retirement Savings and Investment Plan shall be guaranteed by Sunburst for the first thirty
(30) months following the Distribution Date, to the extent not otherwise paid by Choice.

      Section 2.03  Retirement Plans.
                    ----------------

           (a) Sunburst Hospitality Corporation Supplemental Executive
               -------------------------------------------------------
Retirement Plan.
---------------

               (i)  Continuation of Sponsorship of Sunburst Hospitality
                    ---------------------------------------------------
Corporation Supplemental Executive Retirement Plan. On the Distribution Date,
--------------------------------------------------
Sunburst shall retain (or shall cause a Retained Subsidiary to assume) sole responsibility for all liabilities and obligations under the Sunburst Hospitality Corporation Supplemental Executive Retirement Plan, and Choice shall have no liability or obligation with respect thereto, except as defined in
Section 2.03(a)(ii) below. Sunburst shall provide future benefits thereunder accruing after the Cut-off Date for Retained Employees and Terminees who, on the Cut-off Date, were participants in or otherwise entitled to benefits under the Sunburst Hospitality Corporation Supplemental Executive Retirement Plan.

          (ii)  Establishment of Choice Hotels International, Inc. Supplemental
                ---------------------------------------------------------------
Executive Retirement Plan.  Effective as of the Distribution Date, Choice shall
-------------------------
take, or cause to be taken, all action necessary and appropriate to establish and administer a new supplemental executive retirement plan named the Choice Hotels International, Inc. Supplemental Executive Retirement Plan and to provide benefits thereunder after the Distribution Date for all Choice Employees who immediately prior to the Distribution Date, were participants in or otherwise entitled to benefits under the Sunburst Hospitality Corporation Supplemental Executive Retirement Plan.

          (iii) Transfer and Acceptance of Account Balances. As soon as
                -------------------------------------------
practicable after the Distribution Date, Sunburst shall transfer to Choice an amount (in cash, securities, other property or a combination thereof) representing the present value of the full accrued benefit of all Choice Employees who had earned a benefit in the Sunburst Hospitality Corporation Supplemental Executive Retirement Plan on the Cut-off Date, said amounts to be established as the initial accrued benefits of such individuals under the Choice Hotels International, Inc. Supplemental Executive Retirement Plan. Sunburst and Choice shall take such steps as may be necessary to obtain releases of Sunburst from Choice Employees whose accrued benefits are transferred from the Sunburst Hospitality Corporation Supplemental Executive Retirement to the Choice Hotels International, Inc. Supplemental Executive Retirement Plan in accordance with this Section. In addition, each Choice Individual for whom an accrued benefit under the Sunburst Hospitality Corporation Supplemental Executive Retirement Plan has been assumed by the Choice Hotels International, Inc. Supplemental Executive Retirement Plan shall be required to execute a waiver which acknowledges that all liabilities for benefits accrued under the Sunburst Hospitality Corporation Supplemental Executive Retirement Plan through the date immediately preceding the Distribution Date shall be assumed by Choice, except that Sunburst shall remain liable, for a period of thirty (30) months following the Distribution Date, for such benefits to the extent such amounts are not paid when due by Choice.

          (iv)  Sunburst to Provide Information.  Sunburst agrees to provide
                -------------------------------
Choice (to the extent not already in Choice's possession), as soon as practicable after the Distribution Date, with a list of Choice Individuals who were, to the best knowledge of Choice, participants in or otherwise entitled to benefits under the Sunburst Hospitality Corporation Supplemental Executive Retirement Plan on the Cut-off Date, together with a listing of each participant's Service Credits under such Plan and a listing of such participant's accrued benefits thereunder. Sunburst shall, as soon as practicable after the Distribution Date, in accordance with Section 5.02 provide Choice with such additional information in the possession of Sunburst or a Retained Subsidiary and not already in the possession of Choice or a Choice Subsidiary as may reasonably be requested by Choice and necessary in order for Choice or a Choice Subsidiary to administer effectively the Choice Hotels International, Inc. Supplemental Executive Retirement Plan.

               (v) Benefit Guarantees.  On and after the Distribution Date, a
                   ------------------
Retained Employee's or a Terminee's right, if any, to receive benefits under the Sunburst Hospitality Corporation Supplemental Executive Retirement Plan shall be the responsibility of Sunburst. However, the payment of any benefits due under the Sunburst Hospitality Corporation Supplemental Executive Retirement Plan for the first thirty (30) months following the Distribution Date shall be guaranteed by Choice, to the extent not otherwise paid by Sunburst. On and after the Distribution Date, a Choice Individual's right to receive benefits under the Choice Hotels International, Inc. Supplemental Executive Retirement Plan shall be the responsibility of Choice. However, the payment of any benefits due under the Choice Hotels International, Inc. Supplemental Executive Retirement Plan which are attributable to the transferred accrued benefits earned under the Sunburst Hospitality Corporation Deferred Compensation Plan shall be guaranteed by Sunburst for the first thirty (30) months following the Distribution Date, to the extent not otherwise paid by Choice.

           (b) Sunburst Hospitality Corporation Deferred Compensation Plan.
               -----------------------------------------------------------

               (i)  Continuation of Sponsorship of Sunburst Hospitality
                    ---------------------------------------------------
Corporation Deferred Compensation Plan.  On the Distribution Date, Sunburst
--------------------------------------
shall retain (or shall cause a Retained Subsidiary to assume) sole responsibility for all liabilities and obligations under the Sunburst Hospitality Corporation Deferred Compensation Plan, and Choice shall have no liability or obligation with respect thereto, except as defined in Section 2.03(c)(ii) below. Sunburst shall provide future benefits thereunder accruing after the Cut-off Date for Retained Employees, individuals who are directors of Sunburst, and Terminees who, on the Cut-off Date, were participants in or otherwise entitled to benefits under the Sunburst Hospitality Corporation Deferred Compensation Plan.

               (ii) Establishment of Choice Hotels International, Inc. Deferred
                    -----------------------------------------------------------
Compensation Plan.  Effective as of the Distribution Date, Choice shall take, or
-----------------
cause to be taken, all action necessary and appropriate to establish and administer a new deferred compensation plan named the Choice Hotels International, Inc. Deferred Compensation Plan and to provide benefits thereunder after the Distribution Date for all Choice Employees who immediately prior to the Distribution Date, were participants in or otherwise entitled to benefits under the Sunburst Hospitality Corporation Deferred Compensation Plan, and for Choice directors.

               (iii) Transfer and Acceptance of Account Balances. As soon as
                     -------------------------------------------
practicable after the Distribution Date, Sunburst shall transfer to Choice the amounts (in cash, securities, other property or a combination thereof) representing the account balances of all Choice Employees who had account balances in the Sunburst Hospitality Corporation Deferred Compensation Plan on the Cut-off Date, said amounts to be established as account balances or accrued benefits of such individuals under the Choice Hotels International, Inc. Deferred Compensation Plan. Sunburst and Choice shall take such steps as may be necessary to obtain releases of Sunburst from Choice Employees whose account balances are transferred from the Sunburst Hospitality Corporation Deferred Compensation Plan to the Choice Hotels International, Inc. Deferred Compensation Plan in accordance with this Section. In addition, each Choice Individual whose account balance under the Sunburst Hospitality Corporation Deferred Compensation Plan has been transferred to the Choice Hotels International, Inc. Deferred Compensation Plan shall be required to execute a waiver which acknowledges that all liabilities for benefits accrued under the Sunburst Hospitality Corporation Deferred Compensation Plan through the date immediately preceding the Distribution Date shall be assumed by Choice, except that Sunburst shall remain liable, for a period of thirty (30) months following the Distribution Date, for such benefits to the extent such amounts are not paid when due by Choice.

               (iv)  Sunburst to Provide Information.  Sunburst agrees to
                     -------------------------------
provide Choice (to the extent not already in Choice's possession), as soon as practicable after the Distribution Date, with a list of Choice Employees who were, to the best knowledge of Sunburst, participants in or otherwise entitled to benefits under the Sunburst Hospitality Corporation Deferred Compensation Plan on the Cut-off Date. Sunburst shall, as soon as practicable after the Distribution Date, in accordance with Section 5.02 provide Choice with such additional information in the possession of Sunburst or a Retained Subsidiary and not already in the possession of Choice or a Choice Subsidiary as may reasonably be requested by Choice and necessary in order for Choice or a Choice Subsidiary to administer effectively the Choice Hotels International, Inc. Deferred Compensation Plans.

               (v)  Benefit Guarantees.  On and after the Distribution Date, a
                    ------------------
Retained Employee's, Terminee's or Sunburst director's right to receive benefits under the Sunburst Hospitality Corporation Deferred Compensation Plan shall be the responsibility of Sunburst. However, the payment of any benefits due under the Sunburst Hospitality Corporation Deferred Compensation Plan for the first thirty (30) months following the

Distribution Date shall be guaranteed by Choice, to the extent not otherwise paid by Sunburst. On and after the Distribution Date, a Choice Individual's right to receive benefits under the Choice Hotels International, Inc. Deferred Compensation Plan shall be the responsibility of Choice. However, the payment of any benefits due under the Choice Hotels International, Inc. Deferred Compensation Plan which are attributable to the transferred accrued benefits earned under the Sunburst Hospitality Corporation Deferred Compensation Plan shall be guaranteed by Sunburst for the first thirty (30) months following the Distribution Date, to the extent not otherwise paid by Choice.

      Section 2.04  Comprehensive Stock Plans.
                    -------------------------

          (a)  Sunburst Hospitality Corporation Non-Employee Director Stock
               ------------------------------------------------------------
Option and Deferred Compensation Stock Purchase Plan.
----------------------------------------------------

               (i) Continuation of Sponsorship of Sunburst Hospitality
                   ---------------------------------------------------
Corporation Non-Employee Director Stock Option and Deferred Compensation Stock
------------------------------------------------------------------------------
Purchase Plan. On the Distribution Date, Sunburst shall retain (or shall cause a
-------------
Retained Subsidiary to assume) sole responsibility for all liabilities and obligations under the Sunburst Hospitality Corporation Non-Employee Director Stock Option and Deferred Compensation Stock Purchase Plan for all non-employee directors of Sunburst after the Distribution Date through the issuance of Conversion Awards, subject to the stock adjustment provisions described in
Section 2.04(e)(iii) and Section 2.04(e)(iv) below and the election procedures described in Section 2.04(e)(v) below, and Choice shall have no liability or obligation with respect thereto. Notwithstanding the above, on the Distribution Date, any continuing Director of Sunburst who becomes a member of the Board of Directors of Choice as of the Distribution Date and who holds an option to acquire Sunburst Common Stock under the Sunburst Hospitality Corporation Non-Employee Director Stock Option and Deferred Compensation Stock Purchase Plan will receive a Conversion Award in exchange for such Sunburst Stock Options (i) with respect to which the Aggregate Spread shall equal the Aggregate Spread attributable to such Sunburst Stock Options, and (ii) with respect to which the Aggregate Spread shall be proportionately allocated between options to acquire Sunburst Common Stock and options to acquire Choice Common Stock based upon the relative trading values of Sunburst and Choice on the Distribution Date.

               (ii) Establishment of Choice Hotels International, Inc.
                    -------------------------------------------------
Non-Employee Director Stock Option and Deferred Compensation Stock Purchase
---------------------------------------------------------------------------
Plan. Effective as of the Distribution Date, Choice shall take, or cause to be
----
taken, all action necessary and appropriate to establish and administer a new non-employee director stock option and deferred compensation stock purchase plan named the Choice Hotels International, Inc. Non-Employee Director Stock Option and Deferred Compensation Stock Purchase Plan and to provide benefits thereunder after the Distribution Date for all non-employee Choice directors.

           (b) Sunburst Hospitality Corporation Non-Employee Director Stock
               ------------------------------------------------------------
Compensation Plan.
-----------------

               (i)  Continuation of Sponsorship of Sunburst Hospitality
                    ---------------------------------------------------
Corporation Non-Employee Director Stock Compensation Plan.  On the Distribution
---------------------------------------------------------
Date, Sunburst shall retain (or shall cause a Retained Subsidiary to assume) sole responsibility for all liabilities and obligations under the Sunburst Hospitality Corporation 1997 Non-Employee Director Stock Compensation Plan for all non-employee directors of Sunburst after the Distribution Date through the issuance of Conversion Awards, subject to the stock adjustment provisions described in Section 2.04(e) below, and Choice shall have no liability or obligation with respect thereto.

               (ii) Establishment of Choice Hotels International, Inc.
                    -------------------------------------------------
Non-Employee Director Stock Compensation Plan.  Effective as of the Distribution
---------------------------------------------
Date, Choice shall take, or cause to be taken, all action necessary and appropriate to establish and administer a new non-employee director stock compensation plan named the Choice Hotels International, Inc. Non-Employee Director Stock Compensation Plan and to provide benefits thereunder after the Distribution Date for all non-employee Choice directors.

           (c) Sunburst Stock Option Plans.
               ---------------------------

               Continuation of Sponsorship of Sunburst Hospitality Corporation
               ---------------------------------------------------------------
Long Term Incentive Plan and Establishment of Choice Hotels International, Inc.
------------------------------------------------------------------------------
Long Term Incentive Plan.  On the Distribution Date, Sunburst shall retain (or
------------------------
shall cause a Retained Subsidiary to assume) sole responsibility for all liabilities and obligations under the Sunburst Hospitality Corporation Long Term Incentive Plan for all Retained Employees and Terminees who are participants in such Plan on the Distribution Date through the issuance of Conversion Awards, subject to the stock adjustment provisions described in Section 2.04(e) below, and Choice shall have no liability or obligation with respect thereto. In addition, Conversion Awards shall be issued to all Choice Employees who were participants in such Plan on the Cut-off Date in accordance with Section 2.04(e). Issuance of a Conversion Award shall be conditioned upon the execution of an appropriate release by the Choice Employee to whom the Conversion Award is conveyed, which release shall acknowledge that such Choice Employee's options to purchase Sunburst Common Stock are canceled in consideration of receipt of the Conversion Award. Effective as of the Distribution Date,

Choice shall take, or cause to be taken, all action necessary and appropriate to establish and administer a new long term incentive plan named the Choice Hotels International, Inc. Long Term Incentive Plan and to provide benefits thereunder after the Distribution Date for all Choice officers and key employees.

           (d) Sunburst Hospitality Corporation Employee Stock Purchase Plan.
               -------------------------------------------------------------

               (i)  Continuation of Sponsorship of Sunburst Hospitality
                    ---------------------------------------------------
Corporation Employee Stock Purchase Plan.  On the Distribution Date, Sunburst
----------------------------------------
shall retain (or shall cause a Retained Subsidiary to assume) sole responsibility for all liabilities and obligations under the Sunburst Hospitality Corporation Employee Stock Purchase Plan for all Retained Employees and Terminees who are participants in such Plan on the Distribution Date, subject to the stock adjustment provisions described in Section 2.04(e) below, and Choice shall have no liability or obligation with respect thereto.

               (ii) Establishment of Choice Hotels International, Inc. Employee
                    -----------------------------------------------------------
Stock Purchase Plan.  Effective as of the Distribution Date, Choice shall take,
-------------------
or cause to be taken, all action necessary and appropriate to establish and administer a new stock purchase plan named the Choice Hotels International, Inc. Employee Stock Purchase Plan and to provide benefits thereunder after the Distribution Date for all Choice officers and key employees.

           (e) Effect of the Distribution on Awards Made Prior to the Cut-off
               --------------------------------------------------------------
Date.
----

               (i)  Restricted Stock:  After the Distribution Date, the grantee
                    ----------------
of each restricted share of Sunburst Common Stock awarded under the Sunburst Hospitality Corporation Long Term Incentive Plan or under any Manor Care restricted stock plan as of the Cut-off Date shall retain such share, and shall receive as part of the Distribution one restricted share of Choice Common Stock for each such restricted share of Sunburst Common Stock. The restricted shares of Choice Common Stock received as part of the Distribution will be subject to restrictions identical to those applicable to the underlying restricted shares of Sunburst Common Stock. In the case of Choice Employees and Manor Care employees, future service for Choice or Manor Care, respectively, will be treated as service for Sunburst for purposes of determining satisfaction of the restrictions attributable to the Sunburst Common Stock and Choice Common Stock. Restricted shares of Choice Common Stock awarded as part of the Distribution shall be released from restrictions at the same time and on the same schedule as the shares of Sunburst Common Stock retained, under the terms of the restrictions to which the grantee's initial award was subject.

          (ii) Substitution of Stock Options:  Subject to the provisions of
               -----------------------------
Section 2.04(e)(v), below, on the Distribution Date, each grantee of a nonqualified award of a Sunburst Stock Option who is a Retained Employee, a Terminee, or a non-Employee Director of Sunburst who does not become a member of the Board of Directors of Choice on the Distribution Date shall receive for each such award a Conversion Award, with respect to which (a) one-half of the Aggregate Spread relates to nonvested, nonqualified options to acquire Common Stock of Sunburst and (b) one-half of the Aggregate Spread is proportionately allocated between nonvested, nonqualified options to acquire Sunburst Common Stock and nonvested, nonqualified options to acquire Choice Common Stock based on their relative Post-Conversion Stock Prices. On the Distribution Date, each grantee of a Sunburst Stock Option awarded as an incentive stock option who is a Retained Employee or Terminee shall automatically receive in its place a Conversion Award of an option to purchase shares of Sunburst Common Stock equal in number to the number of shares covered by the Sunburst Stock Option, adjusted, however, pursuant to Section 2.04(e)(iv) below. Subject to the provisions of Section 2.04(e)(v), below, on the Distribution Date, each grantee of a nonqualified award of a Sunburst Stock Option who is a Choice Employee or a non-Employee Director of Sunburst who resigns as a Director of Sunburst and who becomes a member of the Board of Directors of Choice on the Distribution Date shall receive for each such award a Conversion Award with respect to which (a) one-half of the Aggregate Spread relates to nonvested, nonqualified options to acquire Common Stock of Choice and (b) one-half of the Aggregate Spread is proportionately allocated between nonvested, nonqualified options to acquire Sunburst Common Stock and Choice Common Stock based on their relative Post-Conversion Stock Prices. On the Distribution Date, each grantee of a Sunburst Stock Option awarded as an incentive stock option who is a Choice Employee shall automatically receive in its place a Conversion Award of an option to purchase shares of Choice Common Stock equal in number to the number of shares covered by the Sunburst Stock Option, adjusted, however, pursuant to Section 2.04(e)(iv) below. Any stock options to purchase Sunburst Common Stock which are held by a Manor Care employee and were issued to the Manor Care employee in accordance with Section 2.04(f) of the Employee Benefits and Other Employment Matters Allocation Agreement entered into on November 1, 1996 between Manor Care and Sunburst (the "1996 Agreement") shall be converted based upon an election provided to each Manor Care employee, prior to the distribution contemplated in the Distribution Agreement, to convert any or all of the options to purchase Sunburst Common Stock, whether vested or nonvested, into options to purchase Choice Common Stock based upon the conversion methodologies generally described in Section 2.04(e)(v) below.

Notwithstanding the above, on the Distribution Date, each Sunburst Stock Option held by Stewart Bainum, Jr., or a continuing non-employee Director of Sunburst who also becomes a member of the Board of Directors of Choice, whether issued as an incentive stock option or as a nonqualified stock option award, shall be exchanged for a Conversion Award (i) with respect to which the Aggregate Spread shall equal the Aggregate Spread attributable to such incentive stock option or nonqualified stock option award, as the case may be, and (ii) with respect to which the Aggregate Spread shall be proportionately allocated between options to acquire Sunburst Common Stock and options to acquire Choice Common Stock based upon their relative Post-Conversion Stock Prices.

          (iii)  Adjustment of Option Price:  For purposes of determining the
                 --------------------------
adjusted option price of a Conversion Award replacing a Sunburst Stock Option, the following formula shall be used to maintain the grantee's Aggregate Spread on each outstanding grant of Sunburst Stock Options. The Aggregate Spread on each such outstanding grant shall be maintained by setting the adjusted option price to ensure that the difference between (1) the aggregate total Post-Conversion Stock Price for each Conversion Award of an option to acquire Sunburst Common Stock or Choice Common Stock, as the case may be, and (2) the aggregate adjusted option exercise price for each such Conversion Award, is equal to (3) the Aggregate Spread. In addition, the adjusted option price of each Conversion Award of an option to acquire Sunburst Common Stock or Choice Common Stock, as the case may be, shall be set to maintain the ratio of the exercise price of each Sunburst Stock Option being converted to the Post-Conversion Stock Price of the Common Stock purchasable under the Conversion Award by ensuring that the aforesaid ratio shall equal the ratio of (1) such adjusted option price for the Conversion Award to (2) the Post-Conversion Stock Price of the Common Stock purchasable under the Conversion Award (Sunburst Common Stock or Choice Common Stock, respectively).

          (iv)   Adjustment of Number of Shares Covered by Options:  In the case
                 -------------------------------------------------
of Conversion Awards of nonqualified stock options or incentive stock options to acquire shares of shares of Sunburst Common Stock or Choice Common Stock, the total number of shares that may be acquired with respect to each such company shall be adjusted as necessary to maintain the Aggregate Spread and ratio described in Section 2.04(e)(iii).

          (v)    Special Election for Employees With Respect to Vested
                 -----------------------------------------------------
Nonqualified Stock Options and Manor Care Employees: On or before the Cut-off
---------------------------------------------------
Date, each holder of a vested nonqualified stock option to acquire Sunburst Common Stock (including Employees and non-Employee Directors) and each Manor Care employee who holds a nonqualified stock option, whether vested or nonvested, may make a one-time election to specify the manner in which the Aggregate Spread attributable to such nonqualified stock option shall be allocated between a Conversion

Award relating to nonqualified stock options to acquire Sunburst Common Stock and a Conversion Award relating to nonqualified stock options to acquire Choice Common Stock. For Employees, a failure to make a timely election with respect to such nonqualified stock options shall be deemed to constitute an election to receive a Conversion Award of vested nonqualified options with respect to which
(i) one-half of the Aggregate Spread relates to vested nonqualified stock options to acquire Common Stock of the entity to which such individual does become an Employee on the Distribution Date and (b) one-half of the Aggregate Spread is proportionately allocated between vested nonqualified stock options to acquire Sunburst Common Stock and vested nonqualified stock options to acquire Choice Common Stock based on the relative trading values of Sunburst and Choice on the Distribution Date.

          (f) Effect of Post-Distribution Transfer on Conversion Awards.
              ---------------------------------------------------------
Conversion Awards made pursuant to this Section 2.04 of shares of or options in Sunburst Common Stock or Choice Common Stock shall be administered with respect to any provisions relating to continuing employment requirements to give Service Credit for service with the party employing the grantee as of the Distribution Date (Sunburst in the case of Retained Employees and Choice in the case of Choice Employees). Solely with respect to such Conversion Awards (and not with respect to new awards made after the Cut-off Date), for purposes of determining whether a termination of employment has occurred under the terms of any provision requiring continued employment, termination of employment through May 31, 1999 shall not be deemed to occur if an Employee leaves the service of one party to immediately begin employment with the other party (i.e., leaving Sunburst employment to work for Choice, or leaving Choice employment to work for Sunburst); the business operation or business unit from which such Employee terminates employment shall promptly notify the administrator of the Comprehensive Stock Plan of each party of the occurrence of any termination subject to the provisions of this Section 2.04(g). Whichever party is the new employer shall inform the former employer of any termination of employment of such transferred Employee. Any termination of employment other than as described in the preceding sentence shall be treated by applying the applicable provisions of the Comprehensive Stock Plan relating to terminations of employment without the modifications described in this paragraph.

     Section 2.05  Existing Sunburst Stock Purchase Plan.  The Sunburst Stock
                   -------------------------------------
Purchase Plan shall continue in effect after the Distribution Date and payroll deductions for all eligible Plan participants who are Retained Employees shall continue at the same levels after the Pre-Distribution Purchase Date until the earlier to occur of: (i) final purchase of stock at the end of the Current Plan Year quarter in which the Distribution Date occurs (the "Post-Distribution Purchase") or (ii) the date the participant withdraws from said Plan. Choice shall assume all obligations under said Plan with respect to Post-Distribution Purchases by Choice Employees, who will have the right to acquire Choice Common Stock substituted for their right to acquire Sunburst Common Stock. Retained Employees will have the right to acquire Sunburst Common Stock in the Post-Distribution Purchase. As soon as practicable after the Distribution Date, Sunburst will transfer to the Choice Hotels International, Inc. Stock Purchase Plan a cash amount equal to all contributions made to the Sunburst Stock Purchase Plan by Choice Employees during the Current Plan Year quarter in which the Distribution Date occurs, and such amounts will be used to purchase Choice Common Stock on behalf of such Choice Employees after the end of the Current Plan Year quarter in which the Distribution Date occurs.

     Section 2.06  Sunburst Welfare Plans and Salary Continuation Short-Term
                   ---------------------------------------------------------
Disability Plan.
---------------

          (a) Liability for Claims.  Except as otherwise provided herein, as of
              --------------------
the Cut-off Date, Sunburst or a Retained Subsidiary shall assume or retain and shall be responsible for, or cause its insurance carriers or HMOs to be responsible for, all liabilities and obligations related to claims incurred through December 31, 1997 in respect of any Employee (whether such claims are asserted before or after December 31, 1997) under any Sunburst Welfare Plan and shall be responsible for claims incurred after December 31, 1997 in respect of any Retained Individual or Terminee under any Sunburst Welfare Plan, and Choice and the Choice Subsidiaries shall have no liability or obligation with respect thereto, except to make contributions to Sunburst in respect of such coverage of Choice Individuals as provided below. Notwithstanding the foregoing, with respect to the pre-tax medical and dependent care programs, Sunburst will retain any funds remaining on January 1, 1998 to pay for any claims incurred under such programs on or prior to December 31, 1997. After all such claims have been paid, Sunburst shall be entitled to retain any remaining funds attributable to the pre-tax medical and dependent care programs.

          (b) Continuation Coverage Administration.  As of the Distribution
              ------------------------------------
Date, Sunburst or a Retained Subsidiary shall assume or retain and shall be solely responsible for, or cause its insurance carriers or HMOs to be responsible for, the administration of the continuation coverage requirements imposed by Code Section 4980B and ERISA Sections 601 through 608 as they relate to any Sunburst Qualified Beneficiary, and shall be responsible for the administration of continuation coverage requirements for Choice Individuals through December 31, 1997, and Choice and the Choice Subsidiaries shall have no liability or obligation with respect thereto.

          (c) Continuation Coverage Claims.  As of the Distribution Date,
              ----------------------------
Sunburst or a Retained Subsidiary shall assume or retain and shall be responsible for, or cause its insurance carriers or HMOs to be responsible for, all liabilities and obligations in connection with claims incurred or premiums owed through December 31, 1997, whether asserted before or after December 31, 1997, under any Sunburst Welfare Plan in respect of any Sunburst Qualified Beneficiary or Choice Qualified Beneficiary and shall be responsible for claims incurred or premiums owed after December 31, 1997 under any Sunburst Welfare Plan in respect of any Sunburst Qualified Beneficiary, and Choice and the Choice Subsidiaries shall have no liability or obligation with respect thereto.

          (d) Continuation of Sponsorship of Sunburst Welfare Plans.  As soon as
              -----------------------------------------------------
practicable after the date hereof and effective as of the Distribution Date, Sunburst shall take, or cause to be taken, all action necessary and appropriate to continue to administer the Sunburst Welfare Plans and to provide benefits thereunder for all Retained Individuals and Sunburst Qualified Beneficiaries who, immediately prior to the Distribution Date, were participants in or otherwise entitled to benefits under the Sunburst Welfare Plans and to provide benefits through December 31, 1997 to Choice Individuals. Sunburst will assess Choice a monthly amount, described in Section 2.06(e) below, to cover the projected costs of providing continued benefits to Choice Individuals through December 31, 1997 under the Sunburst Welfare Plans. Choice will provide Sunburst, as soon as practicable after the Distribution Date (with the cooperation of Sunburst to the extent that relevant information is in the possession of Sunburst or a Retained Subsidiary, and in accordance with Section 5.02), with a list of individuals (and dependents thereof) employed by Sunburst or any Retained Subsidiary who were, to the best knowledge of Choice, participants in or otherwise entitled to benefits under the existing Sunburst Welfare Plans immediately prior to the Distribution Date, together with a listing of each such individual's Service Credits under such existing Plans and a listing of each such individual's expenses incurred towards deductibles, out-of-pocket limits, maximum benefit payments, and any benefit usage towards plan limits thereunder.

          (e) Welfare Plan Payments by Choice to Sunburst. Choice shall make
              -------------------------------------------
monthly payments to Sunburst in an amount equal to $216 multiplied by the number of Choice Employees who are participants in a Sunburst Medical Plan with respect to the time period beginning on the Distribution Date and ending on December 31, 1997. Such payments shall be made to Sunburst on a monthly basis no more than ten (10) days after the end of each month ending after the Distribution Date through December 31, 1997. In consideration of receipt of such payments, Sunburst shall provide the services and benefits described in Section 2.06. It is understood that Choice shall not make any changes in any of the benefit structures attributable to the Sunburst Welfare Plans and will not modify the procedures attributable to the administration and implementation of the Sunburst Welfare Plans. It is also agreed that Choice will be responsible for the funding of any costs attributable to the design, implementation, enrollment, and administration of any Welfare Plans established by Choice to provide coverage to Choice Employees subsequent to December 31, 1997.

          (f) Continuation of Sponsorship of Sunburst Hospitality Corporation
              ---------------------------------------------------------------
Salary Continuation Short-Term Disability Plan.  On the Distribution Date,
----------------------------------------------
Sunburst shall retain (or shall cause a Retained Subsidiary to assume) sole responsibility for all benefit payments due under the Sunburst Hospitality Corporation Salary Continuation Short-Term Disability Plan with respect to all Retained Employees and Terminees who are participants in such Plan on the Distribution Date and Choice shall have no liability or obligation with respect thereto.

      Section 2.07  Choice Welfare Plans and Salary Continuation Short-Term
                    -------------------------------------------------------
Disability Plan.
---------------

          (a) Establishment of Choice Welfare Plans.  As soon as practicable
              -------------------------------------
after the date hereof and effective January 1, 1998, Choice shall take, or cause to be taken, all action necessary and appropriate to establish the Choice Welfare Plans and to provide benefits thereunder for all Choice Individuals who, immediately prior to January 1, 1998, were participants in or otherwise entitled to benefits under the Sunburst Welfare Plans. Each such individual shall, to the extent applicable, for all purposes under the Plans established by Choice
(i) have coverage comparable to that provided immediately prior to the Distribution Date and (ii) have no preexisting condition limitation imposed other than that which is or was already imposed under the existing applicable Sunburst Welfare Plans.

          (b) Liability for Claims.  As of January 1, 1998, Choice or a Choice
              --------------------
Subsidiary shall assume or retain and shall be responsible for, or cause its insurance carriers or HMOs to be responsible for, all liabilities and obligations in connection with claims incurred or premiums due on and after January 1, 1998 in respect of any Choice Individual, and Sunburst and the Retained Subsidiaries shall have no liability or obligation with respect thereto.

          (c) Continuation Coverage Administration.  As of January 1, 1998,
              ------------------------------------
Choice or a Choice Subsidiary shall assume or retain, as the case may be, and shall be solely responsible for, or cause its insurance carriers or HMOs to be responsible for, the administration of the continuation coverage requirements imposed by Code Section 4980B and ERISA Sections 601 through 608 as they relate to any Choice Qualified Beneficiary after December 31, 1997, and Sunburst and the Retained Subsidiaries shall have no liability or obligation with respect thereto.

          (d) Continuation Coverage Claims.  As of the January 1, 1998, Choice
              ----------------------------
or a Choice Subsidiary shall be solely responsible for, or cause its insurance carriers or HMOs to be responsible for, all liabilities and obligations whatsoever in connection with claims incurred or premiums due on and after January 1, 1998 under any Choice Welfare Plans (or successor thereto) in respect of any Choice Qualified Beneficiary, and Sunburst and the Retained Subsidiaries shall have no liability or obligation with respect thereto. Each Choice Qualified Beneficiary shall, to the extent applicable, for all purposes under the Plans provided by Choice (i) have coverage comparable that provided to him or her immediately prior to the Distribution Date and (ii) have no preexisting condition limitation imposed other than that which is or was already imposed under the applicable existing Plan.

          (e) Establishment of Choice Hotels International, Inc. Salary
              ---------------------------------------------------------
Continuation Short-Term Disability Plan.  Effective as of the Distribution Date,
---------------------------------------
Choice shall take, or cause to be taken, all action necessary and appropriate to establish and administer a new salary continuation short-term disability plan named the Choice Hotels International, Inc. Salary Continuation Short-Term Disability Plan and to provide benefits thereunder after the Distribution Date for all Choice Employees, including Choice Employees who had incurred a disability prior to the Distribution Date and who were receiving benefits prior to the Distribution Date under the Sunburst Hospitality Corporation Salary Continuation Short-Term Disability Plan.

      Section 2.08  Vacation Pay and Sick Leave Liabilities.
                    ---------------------------------------

          (a) Division of Liabilities.  Effective on the Distribution Date,
              -----------------------
Choice shall assume, as to the Choice Employees, and Sunburst shall retain, as to the Retained Employees, all accrued liabilities (whether vested or unvested, and whether funded or unfunded) for vacation leave and sick leave in respect of employees of Sunburst as of the Cut-off Date. Choice shall be solely responsible for the payment of such vacation leave and sick leave to Choice Employees after the Cut-off Date, and Sunburst shall be solely responsible for the payment of such vacation leave and sick leave to Retained Employees after the Cut-off Date. Each party shall provide to its own Employees on the Distribution Date the same vested and unvested balances of vacation leave and sick leave as credited to such Employee on the Sunburst payroll system on the Cut-off Date, and shall continue to accrue vacation leave and sick leave in respect of each such Employee from the Distribution Date at the same rate of accrual as accrued in respect of such individual by Sunburst on the Cut-off Date.

          (b) Post-Distribution Transfers.  Through May 31, 1999, an Employee
              ---------------------------
who leaves the service of one party to immediately begin employment with the other party (i.e., leaving Sunburst employment to work for Choice, or leaving Choice employment to work for Sunburst) shall be provided by the new employer with the same balance of vested and unvested vacation leave and sick leave hours as had been accrued by the old employer through the termination date. The old employer shall promptly notify the new employer in writing of the occurrence of any termination subject to the provisions of this Section 2.08(b), and shall make a payment to such new employer within thirty (30) days of the aforesaid termination date in an amount equal to the value of the terminating Employee's vested balance of vacation leave and sick leave accrued by the old employer through such termination date, based on the Employee's final rate of pay with the old employer. No payment shall be made by the old employer to the new employer for any unvested leave balance.

      Section 2.09  Employee Discounts.  Employees of Choice shall be granted
                    ------------------
discounts with Sunburst on the same terms and conditions as Sunburst employee discounts, and employees of Sunburst shall be granted discounts with Choice on the same terms and conditions as Choice employee discounts. Such discounts shall be intended to qualify as a fringe benefit excludible from the gross income of employees under Section 132(a) of the Code. This Agreement shall constitute a reciprocal agreement between the parties within the meaning of
Section 132(h) of the Code, and the parties shall execute such further documentation as may be required for tax purposes or as otherwise necessary to effect such discounts. In accordance with Section 5.02, each party shall furnish the other with such information as is necessary for the administration of the aforesaid employee discount programs, including but not limited to information on the utilization of the discounts by the employees of such other party. Each party shall be solely responsible for any payroll taxes, excise taxes, corporate income taxes or penalties attributable to the availability of discounts to or utilization by its employees (whether or not such discounts qualify under Section 132(a) of the Code), and the other party shall have no liability or obligation with respect thereto.

      Section 2.10  Preservation of Right To Amend or Terminate Plans.  Except
                    -------------------------------------------------
as otherwise expressly provided in Article II, no provisions of this Agreement, including, without limitation, the agreement of Sunburst or Choice, or any Retained Subsidiary or Choice Subsidiary, to make a contribution or payment to or under any Plan herein referred to for any period, shall be construed as a limitation on the right of Sunburst or Choice or any Retained Subsidiary or Choice Subsidiary to amend such Plan or terminate its participation therein which Sunburst or Choice or any Retained Subsidiary or Choice Subsidiary would otherwise have under the terms of such Plan or otherwise, and no provision of this Agreement shall be construed to create a right in any employee or former employee, or dependent or beneficiary of such employee or former employee under a Plan which such person would not otherwise have under the terms of the Plan itself.

      Section 2.11  Reimbursement.  Sunburst and Choice acknowledge that
                    -------------
Sunburst and the Retained Subsidiaries, on the one hand, and Choice and the Choice Subsidiaries, on the other hand, may incur costs and expenses, including, but not limited to, contributions to Plans and the payment of insurance premiums arising from or related to any of the Plans which are, as set forth in this Agreement, the responsibility of the other party hereto. Accordingly, Sunburst (and any Retained Subsidiary responsible therefor) and Choice (and any Choice Subsidiary responsible therefor) shall reimburse each other, as soon as practicable, but in any event within thirty (30) days of receipt from the other party of appropriate verification, for all such costs and expenses.

      Section 2.12  Payroll Reporting and Withholding.
                    ---------------------------------

          (a) Form W-2 Reporting.  Choice and Sunburst hereby adopt the
              ------------------
"alternative procedure" for preparing and filing IRS Forms W-2 (Wage and Tax Statements), as described in Section 5 of Revenue Procedure 84-77, 1984-2 IRS Cumulative Bulletin 753 ("Rev. Proc. 84-77"). Under this procedure Choice as the successor employer shall provide all required Forms W-2 to all Choice Individuals reflecting all wages paid and taxes withheld by both Sunburst as the predecessor and Choice as the successor employer for the entire year during which the Distribution takes place. Sunburst shall provide all required Forms W-2 to all Retained Individuals reflecting all wages and taxes paid and withheld by Sunburst before, on and after the Distribution Date.

      In connection with the aforesaid agreement under Rev. Proc. 84-77, each business unit or business operation of Sunburst shall be assigned to either Sunburst or Choice, depending upon whether it is a Retained Business or Choice Business, and each Retained Individual or Choice Individual associated with such business unit or business operation shall be assigned for payroll reporting purposes to Sunburst or Choice, as the case may be.

          (b) Forms W-4 and W-5.  Choice and Sunburst agree to adopt the
              -----------------
alternative procedure of Rev. Proc. 84-77 for purposes of filing IRS Forms W-4 (Employee's Withholding Allowance Certificate) and W-5 (Earned Income Credit Advance Payment Certificate). Under this procedure Sunburst shall provide to Choice as the successor employer all IRS Forms W-4 and W-5 on file with respect to each Choice Individual, and Choice will honor these forms until such time, if any, that such Choice Individual submits a revised form.

          (c) Garnishments, Tax Levies, Child Support Orders, and Wage
              --------------------------------------------------------
Assignments.  With respect to Employees with garnishments, tax levies, child
-----------
support orders, and wage assignments in effect with Sunburst on the Cut-off Date, Choice as the successor employer with respect to each Choice Individual shall honor such payroll deduction authorizations and will continue to make payroll deductions and payments to the authorized payee, as specified by the court or governmental order which was filed with Sunburst.

          (d) Authorizations for Payroll Deductions.  Unless otherwise
              -------------------------------------
prohibited by this or another agreement entered into in connection with the Distribution, or by a Plan document, with respect to Employees with authorizations for payroll deductions in effect with Sunburst on the Cut-off Date, Choice as the successor employer will honor such payroll deduction authorizations relating to each Choice Individual, and shall not require that such Choice Individual submit a new authorization to the extent that the type of deduction by Choice does not differ from that made by Sunburst. Such deduction types include, without limitation, contributions to any Plan, U.S. Savings Bonds; scheduled loan repayments to the Profit Sharing Plan; and Direct Deposit of Payroll, bonus advances, union dues, employee relocation loans, and other types of authorized company receivables usually collectible through payroll deductions.


                                  ARTICLE III

                         LABOR AND EMPLOYMENT MATTERS

      Notwithstanding any other provision of this Agreement or any other Agreement between Choice and Sunburst to the contrary, Choice and Sunburst understand and agree that:

      Section 3.01  Separate Employers.  On and after the Distribution Date and
                    ------------------
the separation of Employees into their respective companies, Choice and Sunburst will be separate and independent employers.

      Section 3.02  Employment Policies and Practices.  Subject to the
                    ---------------------------------
provisions of ERISA and Sections 2.01(b) on Service Credits and 2.08(b) governing post-Distribution transfers through May 31, 1999, Choice and Sunburst may adopt, continue, modify or terminate such employment policies, compensation practices, retirement plans, welfare benefit plans, and other employee benefit plans of any kind or description, as each may determine, in its sole discretion, are necessary and appropriate.

      Section 3.03  Collective Bargaining Agreements.  With regard to employees
                    --------------------------------
of Sunburst covered by a Collective Bargaining Agreement on the Cut-off Date who become Choice Employees or Retained Employees, Choice and Sunburst promise and covenant to each other not to take any action which disrupts or otherwise negatively impacts the labor relations of the other. Choice and Sunburst will diligently work to substitute the appropriate employer for Sunburst in Collective Bargaining Agreements.

      Section 3.04  Claims.
                    ------

          (a) Scope.  This Section is intended to allocate all liabilities for
              -----
employment-related claims involving Sunburst or Choice including, but not limited to, claims against either or both Sunburst and Choice and their officers, directors, agents and employees, or against or by their various employee benefit plans and plan administrators and fiduciaries. In the event of any conflicting provision of any agreement including, but not limited to, management agreements for hotel properties, this Section 3.04 shall control the allocation of liabilities for employment-related claims.

          (b) Employment-Related Claims.  An employment-related claim shall
              -------------------------
include any actual or threatened lawsuit, arbitra tion, ERISA claim, or federal, state, or local judicial or administrative proceeding of whatever kind involving a demand by or on behalf of or relating to Retained Individuals or Choice Individuals, or by or relating to a collective bargaining agent of Employees, or by or relating to any federal, state or local government agency alleging liability against Sunburst or Choice, or against any employee health, welfare, deferred compensation or other benefit plan and their respective officers, directors, agents, employees, administrators, trustees and fiduciaries.

          (c) Obligation to Indemnify.  The duty of a party to indemnify, defend
              -----------------------
and hold harmless the other party under this Section 3.04 shall include the following obligations of the party having such duty: to provide a legal defense and incur all attorneys fees and litigation costs which may be associated with such a defense; to pay all costs of settlement or judgment where the indemnifying party has the full duty to do so or to pay the full percentage of the party's share when the duty is only a percentage of the full settlement or judgment; and to hold harmless from all claims and costs which may be asserted with or arising from the duty of the indemnifying party to defend and indemnify.

          (d)  Pre-Distribution Claims.
               -----------------------

               (i) Choice shall indemnify, defend and hold harmless Sunburst from any employment-related claims of a Choice Individual arising on or before the Cut-off Date.

               (ii) Sunburst shall indemnify, defend and hold harmless Choice from any employment-related claims of a Retained Individual arising on or before the Cut-off Date.

          (e)  Distribution and Other Joint Liability Claims. Where employment-
               ---------------------------------------------
related claims alleging or involving joint and several liability asserted against Choice and Sunburst are not separately traceable to liabilities relating to Choice Individuals or Retained Individuals, any liability shall be apportioned between Choice and Sunburst in accordance with the percentage that each party's Employees represents of the combined total number of Employees of both parties, as described below. The percentage of the liability assumed by Choice shall equal the ratio of (i) the total number of Choice Employees on the Distribution Date, to (ii) the combined total number of Choice Employees and Retained Employees on such date. The percentage of the liability assumed by Sunburst shall equal the ratio of (i) the total number of Sunburst Employees on the Distribution Date, to (ii) the combined total number of Choice Employees and Retained Employees on such date. Each party will indemnify, defend, and hold harmless the other to the extent of the indemnifying party's apportioned percentage determined in accordance herewith.

          (f)  Post-Distribution Employment-Related Claims. Employment-related
               -------------------------------------------
claims arising after the Distribution and division of the Employees between the parties and not relating to, arising from, or in connection with the Distribution, will be the sole responsibility of Choice as to Choice Individuals and of Sunburst as to Retained Individuals. Each Company will indemnify, defend, and hold harmless the other from employment-related claims of the other company.

      Section 3.05  Funding of Union Plans.  Without limitation to the scope and
                    ----------------------
application of Section 3.04, any claims by or on behalf of employees or their collective bargaining agent or any federal, state or local governmental agency for alleged under-funding of, or failure to make payments to, union health, welfare and pension funds based on acts or omissions occurring on or before the Distribution Date or arising from or in connection with the Distribution, or resulting from actuarial recalculation by auditors of the union plans and funds, will be the sole responsibility of each party as to its own employees (i.e., Choice with respect to Choice Individuals, and Sunburst with respect to Retained Individuals), and the responsible party will indemnify, defend, and hold harmless the other from any such claims.

      Section 3.06  Notice of Claims.  Without limitation to the scope and
                    ----------------
application to each party in the performance of its duties under Section 3.04 and 3.05 herein, each party will notify in writing and consult with the other party prior to making any settlement of an employee claim, for the purpose of avoiding any prejudice to such other party arising from the settlement.

      Section 3.07  Assumption of Unemployment Tax Rates. Changes in state
                    ------------------------------------
unemployment tax experience from that of Sunburst as of the Cut-off Date shall be handled as follows. In the event an option exists to allocate state unemployment tax experience of Sunburst, the Sunburst experience shall be transferred to Choice if this results in the lowest aggregate unemployment tax costs for both Sunburst and Choice combined, and the Sunburst experience shall be retained by Sunburst if this results in the lowest aggregate unemployment tax costs for Sunburst and Choice combined.

      Section 3.08  Intercompany Service Charge.  Legal, professional,
                    ---------------------------
managerial, administrative, clerical, consulting, and support or production services provided to one party by personnel of the other party, upon the request of the first party or when such services are otherwise required by this Agreement between Choice and Sunburst, shall be charged to the party receiving such services on commercially reasonable terms to be negotiated (or in accordance with the provisions of any applicable agreement between the parties).

      Section 3.09  WARN Claims.  Before and after the Distribution Date, each
                    -----------
party shall comply in all material respects with the Worker Adjustment and Retraining Act ("WARN"). Sunburst shall be responsible for WARN claims relating to Retained Individuals or the Employees who prior to the Distribution Date were employed in a Retained Business. Choice shall be responsible for WARN Claims relating to Choice Individuals or to Employees who prior to the Distribution Date were employed in a Choice Business. Each party shall indemnify, defend and hold harmless the other in connection with WARN Claims for which the indemnitor is responsible and which are brought against the indemnitees.

      Section 3.10  Employees on Leave of Absence.  After the Distribution Date,
                    -----------------------------
Choice shall assume responsibility, if any, as employer for all Employees returning to Choice or a Choice Business from an approved leave of absence who prior to the Distribution Date were employed in a Choice Business. After the Distribution Date, Sunburst shall assume responsibility, if any, as employer for all Employees returning to Sunburst or a Retained

Business from an approved leave of absence who prior to the Distribution Date were employed in a Retained Business.

      Section 3.11  No Third Party Beneficiary Rights.  Neither this Agreement
                    ---------------------------------
nor any other intercompany agreement between Choice and Sunburst is intended to nor does it create any third party contractual or other common law rights. No person shall be deemed a third-party beneficiary of the agreements between Choice and Sunburst.

      Section 3.12  Attorney-Client Privilege.  The provisions herein requiring
                    -------------------------
either party to this Agreement to cooperate shall not be deemed to be a waiver of the attorney/client privilege for either party nor shall it require either party to waive its attorney/client privilege.


                                  ARTICLE IV

                                   DEFAULT

      Section 4.01  Default.  If either party materially defaults hereunder, the
                    -------
non-defaulting party shall be entitled to all remedies provided by law or equity (including reasonable attorneys' fees and costs of suit incurred).

      Section 4.02  Force Majeure.  Choice and Sunburst shall incur no liability
                    -------------
to each other due to a default under the terms and conditions of this Agreement resulting from fire, flood, war, strike, lock-out, work stoppage or slow-down, labor disturbances, power failure, major equipment breakdowns, construction delays, accident, riots, acts of God, acts of United States' enemies, laws, orders or at the insistence or result of any governmental authority or any other delay beyond each other's reasonable control.


                                   ARTICLE V

                                 MISCELLANEOUS

      Section 5.01  Relationship of Parties.  Nothing in this Agreement shall be
                    -----------------------
deemed or construed by the parties or any third party as creating the relationship of principal and agent, partnership or joint venture between the parties, it being understood and agreed that no provision contained herein, and no act of the parties, shall be deemed to create any relationship between the parties other than the relationship set forth herein.

      Section 5.02  Access to Information; Cooperation.  Sunburst and Choice and
                    ----------------------------------
their authorized agents will be given reasonable access to and may take copies of all information relating to the subjects of this Agreement (to the extent permitted by federal and state confidentiality laws) in the custody of the other party, including any agent, contractor, subcontractor, agent or any other person or entity under the contract of such party. The parties will provide one another with such information within the scope of this Agreement as is reasonably necessary to administer each party's Plans. The parties will cooperate with each other to minimize the disruption caused by any such access and providing of information.

      Section 5.03  Assignment.  Neither party shall, without the prior written
                    ----------
consent of the other, have the right to assign any rights or delegate any obligations under this Agreement.

      Section 5.04  Headings.  The headings used in this Agreement are inserted
                    --------
only for the purpose of convenience and reference, and in no way define or limit the scope or intent of any provision or part hereof.

      Section 5.05  Severability of Provisions.  Neither Sunburst nor Choice
                    --------------------------
intend to violate statutory or common law by executing this Agreement. If any section, sentence, paragraph, clause or combination of provisions in this Agreement is in violation of any law, such sections, sentences, paragraphs, clauses or combinations shall be inoperative and the remainder of this Agreement shall remain in full force and effect and shall be binding upon the parties.

      Section 5.06  Parties Bound.  This Agreement shall inure to the benefit of
                    -------------
and be binding upon the parties hereto and their respective successors and permitted assigns. Nothing herein, expressed or implied, shall be construed to give any other person any legal or equitable rights hereunder.

      Section 5.07  Notices.  All notices, consents, approvals and other
                    -------
communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given when delivered personally or by overnight courier or three days after being mailed by registered or certified mail (postage prepaid, return receipt requested) to the named representatives of the parties at the following addresses (or at such other address for a party as shall be specified by like notice, except that notices of changes of address shall be effective upon receipt):

          (a)  if to Sunburst

               Sunburst Hospitality Corporation
               10770 Columbia Pike
               Silver Spring, MD  20901
               Attention:  GENERAL COUNSEL

          (b)  if to Choice

               Choice Hotels International, Inc.
               10750 Columbia Pike
               Silver Spring, MD  20901
               Attention:  GENERAL COUNSEL

Choice agrees that, upon the request of Sunburst, Choice will give copies of all of its notices, consents, approvals and other communications hereunder to any lender to Sunburst or other person specified by Sunburst.

      Section 5.08  Further Action.  Choice and Sunburst each shall cooperate in
                    --------------
good faith and take such steps and execute such papers as may be reasonably requested by the other party to implement the terms and provisions of this Agreement.

      Section 5.09  Waiver.  Choice and Sunburst each agree that the waiver of
                    ------
any default under any term or condition of this Agreement shall not constitute a waiver of any subsequent default or nullify the effectiveness of that term or condition.

      Section 5.10  Governing Law.  All controversies and disputes arising out
                    -------------
of or under this Agreement shall be determined pursuant to the laws of the State of Maryland, regardless of the laws that might be applied under applicable principles of conflicts of laws.

      Section 5.11  Consent to Jurisdiction.  The parties irrevocably submit to
                    -----------------------
the exclusive jurisdiction of (a) the Courts of the State of Maryland, Montgomery County, or (b) any federal district court in the State of Maryland where there is federal jurisdiction for the purpose of any suit, action or other Court proceeding arising out of this Agreement.

      Section 5.12  Entire Agreement.  This Agreement and the Distribution
                    ----------------
Agreement constitute the entire understanding between the parties hereto, and supersede all prior written or oral communications, relating to the subject matter covered by said agreements. No amendment, modification, extension or failure to enforce any condition of this Agreement by either party shall be deemed a waiver of any of its rights herein. This Agreement shall not be amended except by a writing executed by the parties.

      Section 5.13  Commercially Reasonable Terms and Conditions. The terms and
                    --------------------------------------------
provisions of this Agreement are intended to reflect commercially reasonable terms and conditions (including, but not limited to, pricing) that are at least as favorable and as competitive to Choice as the terms and conditions Sunburst would grant or require of third parties for substantially similar goods and services.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                       Choice Hotels International, Inc. (to be renamed "Sunburst Hospitality
                       Corporation"), a Delaware corporation


                       By: /s/ Edward A. Kubis
                          -----------------------------------------
                       Name: Edward A. Kubis
                            ---------------------------------------
                       Title: Senior Vice President
                             --------------------------------------

                       Choice Hotels Franchising, Inc. (to be
                       renamed "Choice Hotels International,
                       Inc."), a Delaware corporation


                       By: /s/ Michael J. DeSantis
                          -----------------------------------------
                       Name: Michael J. DeSantis
                            ---------------------------------------
                       Title: Senior Vice President
                             --------------------------------------

                                   EXHIBIT A


                           HEALTH AND WELFARE PLANS


          *    Medical plans

          *    Dental Plan

          *    HMOs

          *    Group-Term Life

          *    Pretax Spending Accounts

          *    Hyatt Legal Services

          *    Long-Term Disability

          *    Accidental Death & Dismemberment

          *    Hourly Employee Short-Term Disability